                                                                    EXHIBIT 99.1

                                     CONSENT

      Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.

By:   /s/ Joseph C. Scully                Dated:   August 11, 1999
      --------------------
      Joseph C. Scully

By:   /s/ Patrick J Agnew                  Dated:   August 11, 1999
      -------------------
      Patrick J Agnew